Exhibit 1.01

H.B. FULLER COMPANY

Conflict Minerals Report

For the reporting period from January 1, 2017 to December 31, 2017

This Conflict Minerals Report (the “Report”) of H.B. Fuller Company (the “Company”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule) promulgated under the Securities and Exchange Act of 1934, as amended, for the reporting period from January 1, 2017 to December 31, 2017.

The rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. As described in this Report, certain of the Company’s operations manufacture, or contract to manufacture, products, and the Conflict Minerals are necessary to the functionality of those products.

If a registrant has reason to believe that any of the Conflict Minerals necessary to the functionality or production of their products may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the source of the Conflict Minerals. The registrant must annually submit a report, Conflict Minerals Report (a “CMR”), to the U.S. Securities and Exchange Commission (the “SEC”) that includes a description of those due diligence measures.

In April 2014, the SEC provided written guidance that explained that only companies who elect to claim that their products are “Conflict Free” are subject to an independent private sector audit. The Company is not claiming that its products are “Conflict Free”. Therefore, this report was not audited.

1.	Introduction

a.

Company Overview. The Company is a leading worldwide formulator, manufacturer and marketer of adhesives, sealants and other specialty chemical products. Sales operations span 37 countries in North America, Europe, Latin America, the Asia Pacific region, India, the Middle East and Africa. Industrial adhesives represent our core product offering. Customers use our adhesives products in manufacturing common consumer and industrial goods, including food and beverage containers, disposable diapers, windows, doors, flooring, roofing, appliances, sportswear, footwear, multi-wall bags, water filtration products, insulation, textiles, automotives, recreational vehicles, bus, truck and trailer, marine, solar energy systems, electronics and aerospace and defense. Our adhesives help improve the performance of our customers’ products or improve their manufacturing processes. We also provide our customers with technical support and unique solutions designed to address their specific needs. In addition, we have established a variety of product offerings for residential construction markets, such as tile-setting adhesives, grout, sealants and related products.

b.

Conflict Minerals Compliance Program (CMCP) Description. The SEC Final Conflict Minerals Rule[1] (SEC Final Rule) requires a three-step compliance process: the first step is determining the applicability of the rule; the second step is conducting a “reasonable country of origin inquiry” (RCOI) to determine whether or not there is reason to believe that tin, tungsten, tantalum or gold (3TG), also referred to as conflict minerals, from the Democratic Republic of Congo or adjoining countries are present in the company’s products; and if so, the third step is conducting due diligence to determine the source and origin of those conflict minerals based on the facilities (smelter or refiners, “SORs”) in which they were processed. Companies requiring due diligence must use a nationally or internationally recognized standard such as the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance2) to meet the SEC regulatory requirements. The sections below describe our approach to meet each of the three steps in the SEC Final Rule compliance process; these activities were completed in concert with a third party vendor.

2.     Applicability of the Conflict Minerals Rule.

a.

Product Overview. This report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2017. These products (referred to collectively as “Covered Products” in this Report) are the following:

•	Certain equipment used or sold in our Adhesives Coated Products business, which the Company manufactures or contracts to manufacture, which contain electronic components and materials.

•

Certain products manufactured or assembled by Engent, Inc. ("Engent"), a wholly owned subsidiary of the Company, for its customers which contain electronic components and materials. Engent, Inc. is a wholly owned subsidiary of the Company and is a provider of manufacturing, research and development services to the electronics industry.

•

Certain equipment manufactured or assembled by Tonsan Adhesive, Inc. ("Tonsan"), a majority owned subsidiary of the Company for its customers which contain electronic components and materials. Tonsan was acquired by the Company in 2015, and is an independent engineering adhesives provider based in Beijing, China. Tonsan manufactures engineering adhesives across numerous industries including photovoltaic, electronics, automotive, heavy machinery and transportation.

In our Conflict Minerals Report for calendar year 2013, we noted that certain specialty adhesives products, which the Company manufactures or contracts to manufacture might contain tin or tin-related compounds, which we believed at the time were within the scope of the Conflict Minerals Rule. For that subset of our adhesives products, the only potential Conflict Minerals that were potentially present were tin-related. In that subset of products, tin is used solely as a catalyst and, therefore, appears only in very small percentages of the finished product. Subsequent to the filing of our Conflict Minerals Report for calendar year 2013, we determined that these chemical compounds derived from tin were not in scope of the Conflict Minerals Rule and therefore no reasonable country of origin inquiry needs to be made with regard to these chemical compounds. This determination was made as a result of: (i) analysis of the products containing these chemical compounds and (ii) published correspondence from representatives of trade groups regarding the SEC Staff’s position that certain chemical compounds (e.g., catalysts, stabilizers and polymerization aids) are not within the scope of the Conflict Minerals Rule as well as our confirmation from the SEC Staff in the fall of 2014 that the correspondence accurately reflected its position.

b.

Recent Acquisitions. During calendar year 2017, we acquired several companies. None of the acquired companies had been obligated to provide a specialized disclosure report with respect to its use, if any, of conflict minerals.

• Adecol: On November 1, 2017, the Company acquired Adecol Industria Quimica, Limitada (“Adecol”) headquartered in Guarulhos, Brazil. Adecol works with customers to develop innovative, high-quality hot melt, reactive and polymer-based adhesive solutions in the packaging, converting and durable assembly markets.

1 Securities and Exchange Commission, 17 CFR Parts 240 and 249b, http://www.sec.gov/rules/final/2012/34-67716.pdf.

2 OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, http://www.oecd.org/daf/inv/mne/GuidanceEdition2.pdf.

• Royal Adhesives: On October 20, 2017, the Company acquired Royal Adhesives and Sealants (“Royal Adhesives”) a manufacturer of high-value specialty adhesives and sealants. Royal Adhesives is a supplier of industrial adhesives in a diverse set of end markets, including aerospace, transportation, commercial roofing, insulating glass, solar, packaging and flooring applications and operates 19 manufacturing facilities in five countries.

• Wisdom Adhesives: In January 27, 2017, the Company acquired substantially all of the assets of H.E. Wisdom & Sons, Inc. and its affiliate Wisdom Adhesives Southeast, L.L.C., (“Wisdom Adhesives”) headquartered in Elgin, Illinois. Wisdom Adhesives is a provider of adhesives for the packaging, paper converting and durable assembly markets.

3.     Reasonable Country of Origin Inquiry (RCOI). The Company has conducted a good faith reasonable country of origin inquiry regarding the Conflict Minerals. This good faith reasonable country of origin inquiry was reasonably designed to determine whether any of the Conflict Minerals originated in the Covered Countries and whether any of the Conflict Minerals may be from recycled or scrap resources.

To complete the RCOI required by the SEC Final Rule, we engaged the Company’s applicable suppliers to collect information about the presence and sourcing of tantalum, tin, tungsten and gold (3TG) used in the products and components supplied to H.B. Fuller. The program utilized the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (CMRT). Only CMRT’s version 4.0 or higher were accepted. Suppliers were offered two options to submit the required information, either by uploading the CMRT in MS Excel format or by completing an online survey version of this template directly in the vendor platform. In certain cases if a supplier was unable to complete on the platform, H.B. Fuller or its third party vendor uploaded the CMRT on their behalf.

The RCOI began with an introduction email from H.B. Fuller to suppliers describing the Conflict Minerals Compliance Program (CMCP) requirements and identifying the vendor as a partner in the process. Following that introduction email, our vendor sent a subsequent email to suppliers containing a registration and survey request link for the on-line data collection platform.

In an effort to increase awareness of the Conflict Minerals Compliance Program (CMCP), supporting regulation, and frequently asked questions (FAQs) concerning 3TG mineral tracing, H.B. Fuller’s suppliers were introduced to a resource center in the initial registration email. The resource center was provided as an educational tool to facilitate a deeper understanding of the program and education as to why information is being requested. There were also opportunities to participate in webinars providing information on the Conflict Minerals Rule.

Subsequent engagement followed these steps:

● Following the initial introductions to the program and information request, up to four reminder emails were sent to each non-responsive supplier requesting survey completion.

● Suppliers who remained non-responsive to these email reminders were contacted by telephone and offered assistance. This assistance included, but was not limited to, further information about the Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided.

Suppliers were asked to provide information regarding the sourcing of their materials with the ultimate goal of identifying the 3TG smelters or refiners (“SORs”) and associated mine countries of origin. Suppliers who had already performed a RCOI through the use of the CMRT were asked to upload this document into the Source Intelligence system or to provide this information in the online survey version.

The Company gave its suppliers the ability to share information at a level with which they were most comfortable, i.e. company, product or user-defined, but the declaration scope had to be specified.

Suppliers were requested to provide an electronic signature before submitting their data to H.B. Fuller to verify that all answers submitted were accurate to the best of the supplier’s knowledge but the suppliers were not required to provide an electronic signature to submit their data.

Supplier responses were evaluated for plausibility, consistency, and gaps. If any of the following “quality control” (QC) flags were raised, suppliers were contacted by the vendor on a bi-weekly basis up to three times.

● One or more smelter or refiners (SORs) were listed for an unused metal;

● SOR information was not provided for a used metal, or SOR information provided was not a verified metal processor;

● Supplier answered yes to sourcing from the Democratic Republic of the Congo or adjoining countries (“DRC”), but none of the SORs listed are known to source from the region;

● Supplier indicated that they have not received conflict minerals data for each metal from all relevant suppliers;

● Supplier indicated they have not identified all of the SORs used for the products included in the declaration scope;

● Supplier indicated they have not provided all applicable SOR information received; and

● Supplier indicated 100% of the 3TG for products covered by the declaration originates from scrap/recycled sources, but one or more SORs listed are not known to be exclusive recyclers.

In response to our RCOI, some suppliers confirmed that their products originated from countries other than Covered Countries. Some suppliers indicated that their products included Conflict Minerals which originated from the Covered Countries. The majority of those suppliers indicated that such Conflict Minerals were from smelters that were certified as noted on Schedule 1.

4.     Design of Due Diligence Framework. The Company’s due diligence measures have been designed to conform to the framework in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High Risk Areas: Second Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”) in all material respects.

5.     Due Diligence Measures Performed. The Company has adopted a policy relating to the Conflict Minerals (the “Company Policy”), incorporating the standards set forth in the OECD Guidance. The policy generally states that the Company is committed to ethical practices and compliance with applicable laws and regulations, including the SEC’s regulations and the Conflict Minerals Rules. It states that the Company does not generally source Conflict Minerals directly from the source of supply (mines, smelters, refiners) and that the Company is therefore generally removed by several levels from sources of supply of Conflict Minerals. The policy commits the Company to use reasonable due diligence to identify the source of any Conflict Minerals, realizing that this will entail the cooperation of its suppliers. The Company is committed to compliance with the Conflict Minerals Rules, including understanding the Conflict Minerals Rules, communicating and educating our personnel, suppliers and customers regarding the Conflict Minerals Rules and to create processes and procedures to conduct supply chain due diligence and comply with reporting requirements. The Company values its supplier and customer relationships and will work with our suppliers over time to ensure our compliance with the Conflict Minerals Rules.

The Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals and has therefore asked its suppliers to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain. Most of the suppliers who provided information regarding smelters provided this information on a company level versus a product level. Therefore, we do not know if the materials from the smelters we have included in this Conflict Minerals Report are in our products. It will take additional time before we are able to obtain information at a product level and it is possible that we may not get product level information.

The Company has a steering committee which oversee the activities of a multi-functional group of personnel who have worked on due diligence and compliance related to Conflict Minerals. The composition of the steering committee includes several executive level officers. The multi-functional group includes employees from the Company covering areas such as regulatory, sourcing, finance, legal and operations.

In general, in our initial compliance efforts, a review of products and raw materials contained therein (including chemical composition) or components (for equipment) was completed and a list of suppliers of raw materials or components where Conflict Minerals were determined to be potentially present was assembled. New products and the raw materials used in those products is reviewed as such products are developed. The focus has been on top-tier suppliers of these raw materials or components. For these top-tier suppliers, the Company used a third party vendor to send out questionnaires including the EICC®-GeSI form (“Supplier Questionnaire”) to inquire about the country of origin of Conflict Minerals potentially included in the Company’s Covered Products. This template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a supplier’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the supplier and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool are available on EICC’s website. Responses to these questionnaires were monitored and follow up communication was sent if a response was not received. The Company has not had any direct contact with mines, smelters or refiners.

The Company has undertaken an internal education process to ensure that relevant personnel are aware of the Conflict Minerals Rules and it has conducted training of several employee groups since the inception of due diligence efforts. In addition, it has designated personnel to respond to customer and supplier inquiries regarding the Conflict Minerals Rules. These personnel are part of the multi-functional group working on due diligence and compliance efforts.

The Company will review any suppliers who are materially non-compliant with our Conflict Minerals Policy for future business purposes. The Company will make reasonable efforts to find suppliers who comply with our Conflict Minerals Policy and who will meet our needs. The products that we manufacture that are subject to the reporting obligations of the Rule contain 3TG of unknown origin. We have not been able to determine whether the 3TG used in our products came from recycled or scrap sources, or if not, whether the 3TG originated from a Covered Country, or the specific facilities used to process these minerals, or their specific country, location or mine of origin.

Facilities That May Have Been Used to Process Necessary Conflict Minerals, if Known, for H.B. Fuller Products.

Schedule 1 to this Conflict Minerals Report includes a list of facilities that may have been used to process necessary conflict minerals for H.B. Fuller Company products. This list is based on our due diligence for 2017. Most of the information was provided to us on a company level versus a product level, and the suppliers did not generally limit their responses to facility information for Conflict Minerals in products they supply to us specifically.

Countries of Origin of the Conflict Minerals processed by these facilities

Schedule 1 to this Conflict Minerals Report includes a list of potential countries of origin for each facility noted on the Schedule. Conflict Minerals contained in our Covered Products did not necessarily originate in the countries listed on Schedule 1. This is because our suppliers and manufacturers generally provided smelter and country of origin information in the survey responses at the company level, representing the suppliers’ and manufacturers’ entire product lines, and generally did not limit their responses to countries of origin for products they supply to us specifically.

a.	Summary of survey results and conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

As set forth above, the Company will continue to engage with its suppliers to obtain complete and accurate information about its supply chain as it relates to Conflict Minerals and their origins.

Forward-Looking Statements

This Conflict Minerals Report contains forward-looking statements, which are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. These statements include statements regarding our goals for future improvements to our due diligence process and to mitigate the risk about the sourcing of our conflict minerals. All forward-looking statements involve risk and uncertainty. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities).  In addition, you should also consider the important factors described in reports and documents that we file from time to time with the SEC, including the factors described under the sections titled “Risk Factors” in our most recently submitted Annual and Quarterly Reports on Form 10-K and Form 10-Q, respectively. Except as required by law, we disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Schedule 1

* “Recycle/Scrap” indicates that the metal comes from recycled and/or scrap materials.

**A “Yes” in this column indicates that the smelter (i) has an active certification with the Responsible Minerals Assurance Process (“RMAP”) or is in the process of renewing their certification, (ii) is actively moving through the RMAP certification process, (iii) is a tungsten smelter that has committed to obtain a RMAP certification within 2 years of membership with the Tungsten Industry-Conflict Minerals Committee (TI-CMC), (iv) has obtained a Responsible Gold certification from the London Bullion Market Association (LBMA), or (v) has obtained a Chain-of-Custody Certification from the Responsible Jewelry Council (RJC).

A “No” in this column indicates that we are unaware of a certification for this smelter.

Metal	Official Smelter Name	Country of Origin*	Certified Smelter**
Gold	Abington Reldan Metals, LLC	No known country of origin.	NO
Gold	Advanced Chemical Company	Indonesia, Peru, United States	YES
Gold	Aida Chemical Industries Co., Ltd.	Bolivia, Canada, Japan, Peru, Portugal, Recycle/Scrap, Spain	YES
Gold	Al Etihad Gold LLC	No known country of origin.	YES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Brazil, China, Germany, Japan, Laos, Nigeria, Philippines, Recycle/Scrap, Sierra Leone, Thailand	YES
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Argentina, Australia, Brazil, Canada, Chile, China, Germany, Japan, Mexico, Peru, Switzerland, United States, Uzbekistan, DRC- Congo (Kinshasa), Zambia	YES
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Australia, Brazil, South Africa	YES
Gold	Argor-Heraeus S.A.	Argentina, Chile, China, Hong Kong, Indonesia, Philippines, Singapore, Switzerland, South Africa	YES
Gold	Asahi Pretec Corp.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guinea, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Papua New Guinea, Peru, Portugal, Recycle/Scrap, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Viet Nam, Zimbabwe

YES
Gold	Asahi Refining Canada Ltd.	Australia, Canada, Japan	YES
Gold	Asahi Refining USA Inc.	Australia, Bermuda, Canada, Chile, China, Hong Kong, Indonesia, Malaysia, Peru, United States, Uzbekistan	YES
Gold	Asaka Riken Co., Ltd.	Armenia, Japan, Mexico, Niger, Nigeria, Recycle/Scrap, Burundi, Rwanda, Mozambique	YES
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Australia, Brazil, Indonesia, Turkey	NO
Gold	AU Traders and Refiners	No known country of origin.	YES
Gold	Aurubis AG	Brazil, Canada, China, Germany, Hong Kong, Indonesia, Japan, Recycle/Scrap, United States	YES
Gold	Bangalore Refinery	No known country of origin.	NO
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Brazil, Canada, China, Indonesia, Italy, Philippines	YES
Gold	Boliden AB	Canada, China, Finland, Indonesia, Ireland, Sweden	YES
Gold	C. Hafner GmbH + Co. KG	Australia, Brazil, Chile, China, Germany, Japan, Peru	YES
Gold	Caridad	Bolivia, Chile, China, Japan, Mexico, Republic of Korea	NO
Gold	CCR Refinery - Glencore Canada Corporation	Argentina, Australia, Canada, Chile, China, Germany, Indonesia, Japan, Peru, Switzerland, United States, DRC- Congo (Kinshasa), Zambia	YES
Gold	Cendres + Metaux S.A.	Australia, Germany, Recycle/Scrap, Switzerland	YES
Gold	Chimet S.p.A.	Australia, Italy, Mexico, Recycle/Scrap, Turkey	YES
Gold	Chugai Mining	Australia, Canada, Chile, Indonesia, Japan, Peru, United States	NO
Gold	Daejin Indus Co., Ltd.	Japan, Republic of Korea	YES
Gold	Daye Non-Ferrous Metals Mining Ltd.	Australia, Belgium, Canada, Chile, China, Hong Kong, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdon, United States, Uzbekistan, South Africa	NO
Gold	Degussa Sonne / Mond Goldhandel GmbH	No known country of origin.	NO
Gold	DODUCO Contacts and Refining GmbH	Australia, Canada, Chile, China, Germany, Hong Kong, Japan, Peru, Recycle/Scrap, United States	YES
Gold	Dowa

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany,  Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Gold	DSC (Do Sung Corporation)	Australia, Brazil, Recycle/Scrap, Republic of Korea, South Africa	YES
Gold	Eco-System Recycling Co., Ltd.	Australia, Bolivia, Canada, Indonesia, Japan, Recycle/Scrap, Mozambique	YES

Gold	Elemetal Refining, LLC

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany,  Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Rwanda

NO
Gold	Emirates Gold DMCC	United Arab Emirates	YES
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	NO
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	No known country of origin.	NO
Gold	Geib Refining Corporation	China, United States	YES
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Papua New Guinea, Peru, Poland, Russian Federation, Tajikistan, Mozambique	YES
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China, Russian Federation	NO
Gold	Guangdong Jinding Gold Limited	Australia, Brazil, China, Peru, Taiwan	NO
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	NO
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China, Republic of Korea	NO
Gold	HeeSung Metal Ltd.	No known country of origin.	YES
Gold	Heimerle + Meule GmbH	Australia, Austria, Canada, China, Germany, Hong Kong, Jersey, Malaysia, Mexico, Mongolia, Philippines, Recycle/Scrap, Mozambique, South Africa	YES
Gold	Heraeus Metals Hong Kong Ltd.	Australia, Canada, China, France, Germany, Hong Kong, Japan, Laos, Malaysia, Peru, Philippines, Singapore, Switzerland, Taiwan, Thailand, Viet Nam, Mozambique, South Africa	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Australia, Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Saudi Arabia, Switzerland, Turkey, United States, United Arab Emirates	YES
Gold	Hunan Chenzhou Mining Co., Ltd.	Australia, Canada, China, Switzerland, Mozambique	NO
Gold	HwaSeong CJ CO., LTD.	Australia, Canada, China, Hong Kong, Japan, Mexico, Republic of Korea, United States	NO
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China, Mexico, Mongolia	YES
Gold	Ishifuku Metal Industry Co., Ltd.	Australia, Canada, China, Japan, United States	YES
Gold	Istanbul Gold Refinery	Turkey	YES
Gold	Italpreziosi	No known country of origin.	YES
Gold	Japan Mint	Australia, Italy, Japan, Mexico	YES
Gold	Jiangxi Copper Co., Ltd.	Chile, China, Japan, United States, Rwanda	YES
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Australia, Canada, Japan, Russian Federation	YES
Gold	JSC Uralelectromed	Australia, Brazil, Russian Federation, Switzerland, Taiwan	YES
Gold	JX Nippon Mining & Metals Co., Ltd.	Chile, Indonesia, Saudi Arabia, Taiwan, United Kingdom	YES
Gold	Kaloti Precious Metals	United Arab Emirates	NO
Gold	Kazakhmys Smelting LLC	Kyrgyzstan	NO
Gold	Kazzinc	Australia, China, Japan, Kazakhstan, Peru, Switzerland, Taiwan	YES
Gold	Kennecott Utah Copper LLC	China, United States	YES
Gold	KGHM Polska Miedz Spolka Akcyjna	Chile	NO
Gold	Kojima Chemicals Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Gold	Korea Zinc Co., Ltd.	No known country of origin.	YES
Gold	Kyrgyzaltyn JSC	Australia, Brazil, Kyrgyzstan	YES
Gold	Kyshtym Copper-Electrolytic Plant ZAO	No known country of origin.	NO
Gold	L'azurde Company For Jewelry	Australia, Canada, Japan, Saudi Arabia, Taiwan	NO
Gold	Lingbao Gold Co., Ltd.	China	NO
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	NO
Gold	L'Orfebre S.A.	No known country of origin.	NO
Gold	LS-NIKKO Copper Inc.	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Mexico, Peru, Republic of Korea, Singapore, United States, South Africa	YES
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	NO
Gold	Marsam Metals	No known country of origin.	YES
Gold	Materion

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES

Gold	Matsuda Sangyo Co., Ltd.	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom, United States	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States	YES
Gold	Metalor Technologies (Singapore) Pte., Ltd.	China, Singapore, Switzerland	YES
Gold	Metalor Technologies (Suzhou) Ltd.	China, South Africa	YES
Gold	Metalor Technologies S.A.	Belgium, Canada, China, Hong Kong, Indonesia, Ivory Coast, Sweden, Switzerland, United Kingdom, United States	YES
Gold	Metalor USA Refining Corporation	Canada, China, Mexico, Switzerland, United States	YES
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	China, Mexico	YES
Gold	Mitsubishi Materials Corporation	Austria, Canada, Chile, Hong Kong, Japan, Mongolia, Papua New Guinea, United Kingdom, Mozambique, Congo (Brazzaville)	YES
Gold	Mitsui Mining and Smelting Co., Ltd.	Australia, Canada, China, Japan	YES
Gold	MMTC-PAMP India Pvt., Ltd.	India, United States	YES
Gold	Modeltech Sdn Bhd	No known country of origin.	NO
Gold	Morris and Watson	New Zealand, Recycle/Scrap, United States	NO
Gold	Morris and Watson Gold Coast	No known country of origin.	NO
Gold	Moscow Special Alloys Processing Plant	Bolivia, China, Russian Federation	YES
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Saudi Arabia, Turkey, United Arab Emirates	YES
Gold	Navoi Mining and Metallurgical Combinat	China, Indonesia, United States, Uzbekistan	NO
Gold	Nihon Material Co., Ltd.	Australia, Bolivia, Brazil, Canada, Chile, China, Indonesia, Japan, Malaysia, Niger, Nigeria, Peru, Portugal, Spain, Switzerland, Thailand, Mozambique, DRC- Congo (Kinshasa), Rwanda	YES
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria, Indonesia	YES
Gold	Ohura Precious Metal Industry Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, South Africa, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	YES
Gold	OJSC Novosibirsk Refinery	Bolivia, Brazil, Canada, China, Italy, Malaysia, Peru, Philippines, Russian Federation, Switzerland	YES
Gold	PAMP S.A.	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, Switzerland, United Kingdon, United States, South Africa	YES
Gold	Pease & Curren	No known country of origin.	NO
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	NO
Gold	Planta Recuperadora de Metales SpA	No known country of origin.	YES
Gold	Prioksky Plant of Non-Ferrous Metals	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Russian Federation, Sierra Leone, Zimbabwe, Rwanda, Mozambique	YES
Gold	PT Aneka Tambang (Persero) Tbk	Australia, Bolivia, Brazil, Canada, Chile, Ethiopia, Germany, Indonesia, Malaysia, Peru, Switzerland	YES
Gold	PX Precinox S.A.	Australia, Canada, Switzerland, Mozambique	YES
Gold	Rand Refinery (Pty) Ltd.

Australia, Austria, Canada, China, Germany, Ghana, Guinea, Hong Kong, Jersey, Malaysia, Mali, Namibia, Papua New Guinea, Philippines, Switzerland, Mozambique, South Africa, DRC- Congo (Kinshasa), Tanzania

YES
Gold	Refinery of Seemine Gold Co., Ltd.	China	NO
Gold	Remondis Argentia B.V.	No known country of origin.	NO
Gold	Republic Metals Corporation	United States	YES
Gold	Royal Canadian Mint	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland, United States	YES
Gold	SAAMP	No known country of origin.	YES
Gold	Sabin Metal Corp.	Brazil, Canada, China, Mexico, Portugal, Russian Federation, United States	NO
Gold	Safimet S.p.A	Italy	YES
Gold	SAFINA A.S.	Czech Republic	NO
Gold	Sai Refinery	No known country of origin.	NO
Gold	Samduck Precious Metals	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Republic of Korea, Sierra Leone, Thailand, United States, Zimbabwe, Rwanda, Mozambique	YES
Gold	SAMWON METALS Corp.	Australia, Canada, China, Hong Kong, Republic of Korea, Sweden	NO
Gold	SAXONIA Edelmetalle GmbH	Germany	YES
Gold	Schone Edelmetaal B.V.	Australia, Belgium, China, Hong Kong, Netherlands	YES
Gold	SEMPSA Joyeria Plateria S.A.	Spain	YES
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Russian Federation	NO
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China, Japan, United States	YES
Gold	Sichuan Tianze Precious Metals Co., Ltd.	No known country of origin.	YES

Gold	Singway Technology Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Gold	So Accurate Group, Inc.	China, Thailand, United States	NO
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Germany, Russian Federation, Taiwan	YES
Gold	Solar Applied Materials Technology Corp.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Gold	State Research Institute Center for Physical Sciences and Technology	No known country of origin.	NO
Gold	Sudan Gold Refinery	No known country of origin.	NO
Gold	Sumitomo Metal Mining Co., Ltd.	Australia, Chile, Indonesia, Japan, Philippines, United States	YES
Gold	SungEel HiMetal Co., Ltd.	No known country of origin.	YES
Gold	T.C.A S.p.A	Italy	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Australia, Belgium, Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdon, United States, Uzbekistan, South Africa	YES
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China, Peru	YES
Gold	Tokuriki Honten Co., Ltd.	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States	YES
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	NO
Gold	Tony Goetz NV	No known country of origin.	NO
Gold	TOO Tau-Ken-Altyn	No known country of origin.	NO
Gold	Torecom	Bolivia, Brazil, Chile, China, Indonesia, Mexico, Republic of Korea, Russian Federation	YES
Gold	Umicore Brasil Ltda.	Austria, Brazil, Japan	YES
Gold	Umicore Precious Metals Thailand	China, Peru, Thailand, United States	YES
Gold	Umicore S.A. Business Unit Precious Metals Refining	Bolivia, Canada, China, Japan	YES
Gold	United Precious Metal Refining, Inc.	Australia, Belgium, Bolivia, Canada, China, Indonesia, Japan, Peru, Russian Federation, Switzerland, Thailand, United States	YES
Gold	Universal Precious Metals Refining Zambia	No known country of origin.	NO
Gold	Valcambi S.A.	Australia, China, Germany, Hong Kong, Japan, Switzerland, Taiwan	YES
Gold	Western Australian Mint (T/a The Perth Mint)	Australia, Bolivia, Chile, China, Guinea, Hong Kong, Papua New Guinea, Peru, Republic of Korea	YES
Gold	WIELAND Edelmetalle GmbH	Germany	YES
Gold	Yamakin Co., Ltd.	Australia, Brazil, Canada, China, Japan, United States, Mozambique	YES
Gold	Yokohama Metal Co., Ltd.	Brazil, China, Japan, Malaysia, Spain	YES
Gold	Yunnan Copper Industry Co., Ltd.	Canada, Chile, China	NO
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Australia, Canada, China, Ethiopia, Germany, Laos, Mongolia, Philippines, Switzerland, Thailand, Mozambique	YES
Tantalum	Asaka Riken Co., Ltd.	No known country of origin.	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Australia, Brazil, Canada, China, Russian Federation, Thailand, Mozambique, DRC- Congo (Kinshasa)	YES
Tantalum	D Block Metals, LLC	United States	YES
Tantalum	Duoluoshan

Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Argentina, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Isreal, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

NO
Tantalum	Exotech Inc.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Mozambique

YES

Tantalum	F&X Electro-Materials Ltd.

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Recycle/Scrap, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	FIR Metals & Resource Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Global Advanced Metals Aizu

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Global Advanced Metals Boyertown

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Mozambique

YES
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Kenya, Mozambique, South Africa, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa), Rwanda

YES
Tantalum	H.C. Starck Co., Ltd.

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Kenya, Mozambique, South Africa, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES

Tantalum	H.C. Starck Hermsdorf GmbH

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Mozambique, Burundi, DRC- Congo (Kinshasa), Rwanda

YES
Tantalum	H.C. Starck Inc.	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Nigeria, Sierra Leone, United States, Zimbabwe, Mozambique, Burundi, Congo (Brazzaville), Rwanda	YES
Tantalum	H.C. Starck Ltd.	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Sierra Leone, Zimbabwe, Rwanda, Mozambique	YES
Tantalum	H.C. Starck Smelting GmbH & Co. KG

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Mozambique, Burundi, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda

YES
Tantalum	H.C. Starck Tantalum and Niobium GmbH

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Mozambique, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	No known country of origin.	YES
Tantalum	Jiangxi Tuohong New Raw Material	No known country of origin.	YES
Tantalum	Jiujiang Janny New Material Co., Ltd.	No known country of origin.	YES
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Kenya, Mozambique, South Africa, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES

Tantalum	KEMET Blue Metals

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Mozambique, South Africa, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Ghana, Guinea, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mail, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Kemet Blue Powder

Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Mozambique, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	LSM Brasil S.A.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tantalum	Metallurgical Products India Pvt., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Jersey, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Kenya, Mozambique, South Africa

YES
Tantalum	Mineracao Taboca S.A.	Brazil	YES
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Australia, Brazil, Chile, Japan, Malaysia, United Kingdom	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, Colombia, Czech Republic, Djibouti, Egypt, Estonia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Mozambique

YES
Tantalum	NPM Silmet AS

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Power Resources Ltd.	No known country of origin.	YES
Tantalum	QuantumClean	Brazil, Poland, United States	YES
Tantalum	Resind Industria e Comercio Ltda.	No known country of origin.	YES
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	China, Peru, Russian Federation	YES
Tantalum	Solikamsk Magnesium Works OAO

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES

Tantalum	Taki Chemical Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

YES
Tantalum	Telex Metals

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Recycle/Scrap, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tantalum	Ulba Metallurgical Plant JSC

Argentina, Australia, Austria, Belarus, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia, Mozambique

YES
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	China	YES
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Kenya, Mozambique, South Africa

YES
Tin	Alpha

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Jersey, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Recycle/Scrap, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Sweden, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	An Vinh Joint Stock Mineral Processing Company	Brazil, Turkey, Viet Nam	NO
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	YES
Tin	China Tin Group Co., Ltd.	China, Indonesia, Mexico, Russian Federation, Switzerland, United States	YES
Tin	CNMC (Guangxi) PGMA Co., Ltd.	Belgium, Bolivia, Brazil, Canada, Chile, China, France, Indonesia, Malaysia, Peru, Thailand, United States	NO
Tin	CV Ayi Jaya

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	CV Dua Sekawan	No known country of origin.	YES
Tin	CV Gita Pesona

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	CV Tiga Sekawan	No known country of origin.	YES

Tin	CV United Smelting

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda

YES
Tin	CV Venus Inti Perkasa	Canada, Chile, Germany, Guyana, Indonesia, Japan, Mexico, Peru, Suriname, Switzerland, Congo (Brazzaville)	YES
Tin	Dowa	No known country of origin.	YES
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Brazil, Canada, Chile, China, United States, Viet Nam	NO
Tin	EM Vinto

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Congo (Brazzaville), DRC- Congo (Kinshasa)

YES
Tin	Estanho de Rondonia S.A.	Brazil, Taiwan	NO
Tin	Fenix Metals	Australia, Bolivia, Brazil, China, Indonesia, Kazakhstan, Peru, Poland, Recycle/Scrap	YES
Tin	Gejiu Fengming Metallurgy Chemical Plant	No known country of origin.	YES
Tin	Gejiu Jinye Mineral Company	No known country of origin.	YES
Tin	Gejiu Kai Meng Industry and Trade LLC	China	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	YES
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	No known country of origin.	NO
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	No known country of origin.	YES
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	No known country of origin.	YES
Tin	HuiChang Hill Tin Industry Co., Ltd.	No known country of origin.	YES
Tin	Huichang Jinshunda Tin Co., Ltd.	China	YES
Tin	Jiangxi Ketai Advanced Material Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Burundi

YES
Tin	Jiangxi New Nanshan Technology Ltd.	Bolivia, China, Portugal, Russian Federation	YES
Tin	Magnu's Minerais Metais e Ligas Ltda.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tin	Malaysia Smelting Corporation (MSC)

Argentina, Australia, Austria, Belgium, Brazil, Cambodia, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Taiwan, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), South Sudan, Tanzania, Uganda, Zambia, Kenya, Mozambique, South Africa

YES

Tin	Melt Metais e Ligas S.A.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	Metallic Resources, Inc.	United States	YES
Tin	Metallo Belgium N.V.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tin	Metallo Spain S.L.U.	Spain	YES
Tin	Mineracao Taboca S.A.	Brazil, Thailand	YES
Tin	Minsur

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	Mitsubishi Materials Corporation	Canada, Indonesia, Japan, Papua New Guinea	YES
Tin	Modeltech Sdn Bhd	No known country of origin.	NO
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Estonia, Viet Nam	NO
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	China, Netherlands, Philippines, Thailand	YES
Tin	O.M. Manufacturing Philippines, Inc.	Bolivia, Brazil, Canada, China, Japan, Malaysia, Peru, Philippines	YES
Tin	Operaciones Metalurgical S.A.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tin	PT Aries Kencana Sejahtera

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Artha Cipta Langgeng

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Viet Nam, Zimbabwe

YES
Tin	PT ATD Makmur Mandiri Jaya

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES

Tin	PT Babel Inti Perkasa

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Bangka Prima Tin

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Bangka Tin Industry

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tin	PT Belitung Industri Sejahtera

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Bukit Timah

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tin	PT DS Jaya Abadi

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Mozambique

YES
Tin	PT Eunindo Usaha Mandiri

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa), Rwanda

YES
Tin	PT Inti Stania Prima

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Karimun Mining	Indonesia, Russian Federation	YES
Tin	PT Kijang Jaya Mandiri	No known country of origin.	YES
Tin	PT Lautan Harmonis Sejahtera	No known country of origin.	YES
Tin	PT Menara Cipta Mulia	No known country of origin.	YES

Tin	PT Mitra Stania Prima

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Kyrgyzstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Panca Mega Persada

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Premium Tin Indonesia

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Prima Timah Utama

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Refined Bangka Tin

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Sariwiguna Binasentosa

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Stanindo Inti Perkasa

Argentina, Armenia, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa), Mozambique

YES
Tin	PT Sukses Inti Makmur

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	PT Sumber Jaya Indah	Bolivia, Brazil, China, Ethiopia, India, Indonesia, Japan, Malaysia, Niger, Nigeria, Thailand, Rwanda	YES

Tin	PT Timah (Persero) Tbk Kundur

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa), Rwanda

YES
Tin	PT Timah (Persero) Tbk Mentok

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tin	PT Tinindo Inter Nusa

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa), Rwanda

YES
Tin	PT Tommy Utama	Indonesia	YES
Tin	Resind Industria e Comercio Ltda.	No known country of origin.	YES
Tin	Rui Da Hung	Brazil, China, Japan, Taiwan	YES
Tin	Soft Metais Ltda.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tin	Super Ligas	No known country of origin.	NO
Tin	Thaisarco

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Morocco, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

YES
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Indonesia, Viet Nam	NO
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil, China, Germany, Peru, Thailand	YES
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China, Recycle/Scrap, Singapore	YES
Tin	Yunnan Tin Company Limited	Australia, Belgium, Bolivia, Brazil, Canada, China, Ethiopa, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru, United States	YES
Tungsten	A.L.M.T. TUNGSTEN Corp.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Burundi, DRC- Congo (Kinshasa), Rwanda

YES
Tungsten	ACL Metais Eireli	No known country of origin.	YES
Tungsten	Asia Tungsten Products Vietnam Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia

YES

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	No known country of origin.	NO
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Mozambique, Rwanda

YES
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

NO
Tungsten	Global Tungsten & Powders Corp.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	H.C. Starck Smelting GmbH & Co. KG	No known country of origin.	YES

Tungsten	H.C. Starck Tungsten GmbH

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Hunan Chenzhou Mining Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Mozambique, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	No known country of origin.	NO
Tungsten	Hydrometallurg, JSC

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa)

YES
Tungsten	Japan New Metals Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	YES
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	No known country of origin.	NO
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	NO
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China, Republic of Korea	YES
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Australia, Bolivia, Brazil, Canada, China, Indonesia, Malaysia, Peru, Russian Federation, DRC- Congo (Kinshasa)	YES
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Argentina, Australia, Brazil, Canada, Chile, China, Guinea, Japan, Mexico, Papua New Guinea, Peru, Singapore, United States	YES
Tungsten	Kennametal Fallon	Bolivia, China, Portugal, Recycle/Scrap, Russian Federation, United States, Vietnam	YES
Tungsten	Kennametal Huntsville

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, South Africa

YES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Moliren Ltd.	No known country of origin.	YES
Tungsten	Niagara Refining LLC

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Philippine Chuangxin Industrial Co., Inc.	No known country of origin.	YES
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	No known country of origin.	YES
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES
Tungsten	Unecha Refractory Metals Plant	No known country of origin.	YES
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

YES
Tungsten	Wolfram Bergbau und Hutten AG	Australia, Austria, China	YES
Tungsten	Woltech Korea Co., Ltd.	No known country of origin.	YES

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Australia, Bolivia, Brazil, Canada, China, Malaysia, Mexico, Niger, Nigeria, Russian Federation, Spain, Thailand, Burundi, Rwanda	YES
Tungsten	Xiamen Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe, DRC- Congo (Kinshasa), Rwanda

YES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	No known country of origin.	YES
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Viet Nam, Zimbabwe

YES